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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 14, 2002


                          Concord Communications, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




        MASSACHUSETTS                   0-23067                  04-2710876
----------------------------        ----------------         -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                  File Number)           Identification No.)


  600 NICKERSON ROAD, MARLBORO, MASSACHUSETTS                       01752
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   (Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646
                                                           --------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 10, 2002, Concord Communications, Inc. (the "Company") dismissed Arthur Andersen LLP ("AA"), as the Company's independent certifying accountants. The dismissal of AA was approved by the Audit Committee of the Company's Board of Directors.

     The reports of AA with respect to the Company for fiscal years 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal years 2001 and 2000 and through June 10, 2002, there were no disagreements between the Company and AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused AA to make reference to the subject matter of the disagreements in its report on the Company's financial statements for such years. During fiscal years 2001 and 2000 and through June 10, 2002, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     Pursuant to Item 304(a)(3) of Regulation S-K, the Company has requested that AA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AA agrees with the above statements. A copy of such letter, dated June 10, 2002, is attached as Exhibit 16 to this Form 8-K.

     On June 11, 2002, the Company engaged PricewaterhouseCoopers LLP ("PWC") as its independent certifying accountants for the year ending December 31, 2002. The appointment of PWC was approved by the Audit Committee of the Company's Board of Directors. During fiscal years 2001 and 2000 and through June 10, 2002, the Company did not consult with PWC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was the subject of a disagreement or reportable event with AA.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     EXHIBITS.

     EXHIBIT NO.    DESCRIPTION
     -----------    -----------

        16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 10, 2002 pursuant to Item 304(a)(3) of Regulation S-K.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CONCORD COMMUNICATIONS, INC.



Date:  June 14, 2002              By: /s/ Melissa Cruz
                                     -------------------------------------------
                                     Melissa H. Cruz
                                     Executive Vice President of Business
                                     Services, Chief Financial Officer
                                     and Treasurer






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                                  EXHIBIT INDEX



     EXHIBIT NO.    DESCRIPTION
     -----------    -----------

        16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 10, 2002 pursuant to Item 304(a)(3) of Regulation S-K